UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21283

                    Excelsior Buyout Investors, LLC
(Exact name of registrant as specified in charter)

225 High Ridge Road
               Stamford, CT  06905
(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street
               Boston, MA  02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-921-7951

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

BUYOUT INVESTORS, LLC

INVESTOR REPORT

For the Six Months Ended
September 30, 2011
(Unaudited)

EXCELSIOR BUYOUT INVESTORS, LLC

For The Six Months Ended September 30, 2011

Excelsior Buyout Investors, LLC
Schedule of Investments
September 30, 2011 (Unaudited)

Percent Owned(D)	Portfolio Funds(A),(B),(E)	Acquisition Dates(C)	Commitment	Cost	Fair Value	% of Net Assets(F)
Distressed Investment
0.28%	MatlinPatterson Global Opportunities Partners, L.P.	06/04-06/09	$6,012,090	$—	$82,715	0.26%
0.25%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	4,008,060	—	781,871	2.45%
			10,020,150	—	864,586	2.71%
Domestic Buyout
0.47%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-08/11	3,674,055	13,071	2,435,588	7.64%
0.72%	Berkshire Fund VI, L.P.	06/04-05/11	13,360,200	—	9,305,600	29.19%
2.08%	Blue Point Capital Partners, L.P.	06/04-03/11	6,012,090	115,896	1,114,741	3.50%
0.91%	Blum Strategic Partners II, L.P.	06/04-10/09	10,020,150	—	1,649,584	5.17%
0.61%	Catterton Partners V, L.P.	06/04-09/11	3,674,055	1,572,361	2,705,577	8.48%
1.79%	Charlesbank Equity Fund V, L.P.	06/04-07/11	10,020,150	—	4,993,000	15.66%
1.10%	Lincolnshire Equity Fund III, L.P.	12/04-07/11	4,835,120	101,369	2,872,591	9.01%
			51,595,820	1,802,697	25,076,681	78.65%
European Buyout
0.93%	Advent Global Private Equity IV — A, L.P.	06/04-12/09	5,010,075	—	1,046,859	3.28%
0.44%	Cognetas Fund, L.P. (fka. Electra European Fund, L.P.)(G)	06/04-06/08	5,599,802	—	307,343	0.97%
			10,609,877	—	1,354,202	4.25%
	TOTAL INVESTMENTS		$72,225,847	$1,802,697	27,295,469	85.61%
	OTHER ASSETS & LIABILITIES (NET)				4,588,581	14.39%
	NET ASSETS				$31,884,050	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at September 30, 2011, aggregated $1,802,697. Total fair value of illiquid and restricted securities at September 30, 2011 was $27,295,469 or 85.61% of net assets.
(C)	Acquisition dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.
(D)	Represents the Fund’s capital balance as a percentage of the Portfolio Fund’s total capital or the Fund’s commitment as a percentage of the Portfolio Fund’s total commitments.
(E)	The estimated cost of the Portfolio Funds at September 30, 2011, for Federal income tax purposes is $22,944,909. The resulting estimated net unrealized appreciation for federal income tax purposes on the Portfolio Funds at September 30, 2011 is $4,350,560, which consists of unrealized appreciation and depreciation of $9,880,699 and $5,530,139, respectively.
(F)	Calculated as fair value divided by the Fund’s net assets.
(G)	Investment is denominated in Euros. Values shown are in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

Excelsior Buyout Investors, LLC
Statement of Assets, Liabilities and Net Assets
September 30, 2011 (Unaudited)

ASSETS:
Investments at fair value (Cost $1,802,697)	$27,295,469
Cash and cash equivalents (Note 2)	6,561,249
Other assets	10,742
Total Assets	33,867,460
LIABILITIES:
Accrued incentive carried interest	1,681,807
Professional fees payable	127,011
Management fees payable	80,774
Administration fees payable	19,167
Other payables	8,237
Total Liabilities	1,916,996
NET ASSETS	$31,950,464
NET ASSETS consist of:
Members’ Capital Paid-in*	$63,610,000
Members’ Capital Distributed	(90,442,626)
Accumulated net investment income/(loss) and incentive carried interest	(7,152,171)
Accumulated net realized gain/(loss) on investments	40,442,489
Accumulated unrealized appreciation on investments	25,492,772
Total Net Assets	$31,950,464
Units of Membership Interest Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$499.11

*	Capital Paid-in consists of contributions from Members net of offering costs charged to the Members.

The accompanying notes are an integral part of these financial statements.

Excelsior Buyout Investors, LLC
Statement of Operations and Incentive Carried Interest
For the six months ended September 30, 2011 (Unaudited)

INVESTMENT INCOME:
Interest income	$435
Total Income	435
EXPENSES:
Management fees	163,722
Professional fees	105,172
Administration fees	57,500
Board of Managers’ fees	26,000
Insurance expense	10,411
Custody fees	3,548
Other expenses	17,831
Total Expenses	384,184
NET INVESTMENT LOSS	(383,749)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	4,304,149
Net change in unrealized appreciation/(depreciation) on investments	(2,427,526)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	1,876,623
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	1,492,874
Net change in incentive carried interest	(74,644)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$1,418,230

The accompanying notes are an integral part of these financial statements.

Excelsior Buyout Investors, LLC
Statement of Changes in Net Assets

	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31, 2011 (Audited)
OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(383,749)	$(849,305)
Net realized gain on investments	4,304,149	8,402,386
Net change in unrealized appreciation/(depreciation) on investments	(2,427,526)	(2,195,586)
Net change in incentive carried interest	(74,644)	(291,881)
Net change in net assets resulting from operations after incentive carried interest	1,418,230	5,065,614
TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net decrease in net assets resulting from distributions to Members	(4,925,954)	(12,375,764)
Net change in net assets	(3,507,724)	(7,310,150)
NET ASSETS:
Beginning of period	35,458,188	42,768,338
End of period	$31,950,464	$35,458,188

The accompanying notes are an integral part of these financial statements.

Excelsior Buyout Investors, LLC
Statement of Cash Flows
For the six months ended September 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net change in net assets resulting from operations after incentive carried interest	$1,418,230
Contributions to investments in Portfolio Funds	(30,120)
Distributions received from Portfolio Funds	4,291,823
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Net realized gain on investments	(4,304,149)
Net change in unrealized appreciation/(depreciation) on investments	2,427,526
Changes in assets and liabilities related to operations
(Increase)/Decrease in interest receivable	322
(Increase)/Decrease in other assets	10,411
Increase/(Decrease) in accrued incentive carried interest	(184,617)
Increase/(Decrease) in professional fees payable	(27,838)
Increase/(Decrease) in management fees payable	(7,105)
Increase/(Decrease) in Board of Managers’ fees payable	(11,000)
Increase/(Decrease) in custody fees payable	(919)
Increase/(Decrease) in other payables	(3,043)
Net cash provided by/(used in) operating activities	3,579,521
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	(4,925,954)
Net cash provided by/(used in) financing activities	(4,925,954)
Net change in cash and cash equivalents	(1,346,433)
Cash and cash equivalents at beginning of period	7,907,682
Cash and cash equivalents at end of period	$6,561,249

The accompanying notes are an integral part of these financial statements.

Excelsior Buyout Investors, LLC
Financial Highlights — Selected Per Unit Data and Ratios

	Six Months Ended September 30, 2011 (Unaudited)	Fiscal Years Ended March 31,
		2011	2010	2009	2008	2007
Per Unit Operating Performance:(1)
NET ASSET VALUE, BEGINNING OF PERIOD:(2)	$553.90	$668.10	$537.79	$839.05	$957.42	$980.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(5.99)	(13.27)	(14.08)	(13.10)	(4.54)	(0.58)
Net realized and unrealized gain/(loss) on investments	29.32	96.96	158.75	(151.38)	230.62	232.03
Net change in incentive carried interest	(1.17)	(4.56)	(6.86)	8.22	(19.39)	(9.65)
Net increase/(decrease) in net assets resulting from operations after incentive carried interest	22.16	79.13	137.81	(156.26)	206.69	221.80
DISTRIBUTIONS TO MEMBERS:
Net change in net assets due to distributions to Members	(76.95)	(193.33)	(7.50)	(145.00)	(325.06)	(245.00)
NET ASSET VALUE, END OF PERIOD:	$499.11	$553.90	$668.10	$537.79	$839.05	$957.42
TOTAL NET ASSET VALUE RETURN:(1),(2)	4.08%	13.25%	25.62%	(20.29)%	24.82%	26.00%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$31,950	$35,458	$42,768	$34,427	$53,712	$61,289
Ratios to Average Net Assets:(3),(6),(4)
Gross expenses	2.36%	2.23%	2.43%	2.11%	1.86%	1.75%
Net change in incentive carried interest	0.46%	0.76%	1.18%	(1.19)%	2.14%	1.02%
Net expenses	2.82%	2.99%	3.61%	0.92%	4.00%	2.77%
Net investment (loss)	(2.35)%	(2.22)%	(2.42)%	(1.90)%	(0.50)%	(0.06)%
Portfolio Turnover Rate(5)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested at the Fund’s net asset value as of the quarter-end immediately following the distribution date. The Fund’s units are not traded in any market and, therefore, the market value total investment return is not calculated. Excluding the effect of the change in incentive carried interest, the total net asset value return would have been 12.20% for the fiscal year ended March 31, 2011. Total investment return for the period April 1, 2011 through September 30, 2011 has not been annualized.
(3)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(4)	Ratios for the period April 1, 2011 through September 30, 2011 have been annualized, excluding the incentive carried interest.
(5)	Distributions from Portfolio Funds for the six-months ended September 30, 2011 and the years ended March 31, 2011, 2010, 2009, 2008 and 2007 are $4,291,823, $15,355,494, $3,893,048, $5,314,717, $24,343,909 and $16,092,133 respectively, and are not included in the calculation.
(6)	The Portfolio Funds’ expense ratios have been obtained from their audited financials for the fiscal year ended December 31, 2010, but are unaudited information in these Financial Statements. The range for these ratios is given below:

Portfolio Funds’ Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	0.20% – 2.37%
Incentive carried interest	(2.27)% – 14.63%
Expenses plus incentive carried interest	(1.92)% – 15.96%

The Portfolio Funds’ management fees range from 1.25% to 2.00% on committed capital during the initial investment period and typically decrease over time as the Portfolio Funds seek to exit investments. The Portfolio Funds’ incentive fees range from 20% to 25% of profits generated by the Portfolio Funds.

The accompanying notes are an integral part of these financial statements.

Excelsior Buyout Investors, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund’s outstanding units may determine to extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Portfolio Funds”). The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The Portfolio Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Portfolio Funds from AIG. The purchase price paid by the Fund to AIG for each Portfolio Fund was an amount equal to the net capital contributions previously made by AIG to the Portfolio Funds, less any distributions previously made to AIG from the Portfolio Funds.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund’s Investment Adviser (as defined below). The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156% of the units outstanding.

Bank of America Capital Advisors LLC (“BACA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of Bank of America, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser for the Fund. BACA is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A. (“USTNA”) acting through its subsidiary served as the investment adviser to the Fund. Effective December 16, 2005, UST Advisers, Inc. (the “former investment adviser”), at the time a wholly-owned subsidiary of USTNA, assumed USTNA’s duties.

On July 1, 2007, U.S. Trust Corporation (“U.S. Trust”) and all of its subsidiaries, including the former investment adviser, were acquired by Bank of America, a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255 (the “Sale”). As a result of the Sale, the former investment adviser became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including the former investment adviser, were controlled by The Charles Schwab Corporation. The former investment adviser continued to serve as the investment adviser to the Fund after the Sale pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

On March 11, 2008, the Fund’s Board of Managers approved a transfer of the former investment adviser’s rights and obligations under the Advisory Agreement to BACA (the “Transfer”). This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust. The transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer became effective on May 29, 2008.

Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a three-member Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

Note 2 — Significant Accounting Policies

A.  Basis of Accounting:

The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B.  Recent Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

C.  Valuation of Investments:

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments. The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund. The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable. Generally, the value of each Portfolio Fund is determined to be that value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies. The Fund follows the authoritative guidance under U.S. GAAP for estimating the fair value of investments in investment companies that have calculated net asset value in accordance with the specialized accounting guidance for investment companies. The adoption of this guidance does not have a material effect on the financial statements.

While the Investment Adviser may rely on a Portfolio Fund’s valuation mechanics, the Investment Adviser must maintain an effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies. In reviewing valuations from Portfolio Funds, the Investment Adviser takes into consideration all reasonably available information from Portfolio Funds related to valuation. If the Investment Adviser determines that a Portfolio Fund’s value as reported by that Portfolio Fund does not represent current value, or in the event a Portfolio Fund does not report a quarter-end value to the Fund on a timely basis, then the Portfolio Fund is valued at its fair value in accordance with the Procedures. In determining fair value of a Portfolio Fund, the Investment Adviser shall calculate a value for such Portfolio Fund subject to review and supervision by the valuation committee of the Board (the “Valuation Committee”) that it reasonably believes represents the amount the Fund could reasonably expect to receive from the Portfolio Fund if the Fund was able to sell its interests in the Portfolio Fund at that time. In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund’s investments in the Portfolio Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds where the Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities and Net Assets by level within the valuation hierarchy as of September 30, 2011.

	Level 1	Level 2	Level 3	Total
Assets:
Distressed Investment	$—	$—	$864,586	$864,586
Domestic Buyout	—	—	25,076,681	25,076,681
European Buyout	—	—	1,354,202	1,354,202
Totals:	$—	$—	$27,295,469	$27,295,469

The following table includes a rollforward of the amounts for the six months ended September 30, 2011 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs
Investments in Portfolio Funds
Balance as of April 1, 2011	$29,680,549
Net change in unrealized appreciation/(depreciation) on investments	(2,427,526)
Contributions	30,120
Distributions	(4,291,823)
Net realized gain/(loss) on investments	4,304,149
Balance as of September 30, 2011	$27,295,469

The net change in unrealized appreciation relating to Level 3 investments still held at the reporting date is $(2,427,526).

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 at the end of the reporting period.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations and Incentive Carried Interest.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Portfolio Funds as of September 30, 2011 is one to three years with the possibility of extensions in each of the Portfolio Funds.

Cash and cash equivalents on the Statement of Assets, Liabilities and Net Assets can include overnight deposits in commercial paper, which are classified as a Level 1 asset.

D.  Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At September 30, 2011, the Fund did not hold any cash equivalents.

E.  Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

F.  Investment Gains and Losses:

Distributions of cash or in-kind securities from a Portfolio Fund are recorded as a return of capital to reduce the cost basis of the Portfolio Fund. In-kind securities received from a Portfolio Fund are recorded at fair value. Distributions are recorded when they are received from the Portfolio Funds as there are no redemption rights with respect to the Portfolio Funds. The Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations, includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Portfolio Fund.

G.  Income Taxes:

The Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members’ capital for financial reporting in accordance with U.S. GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds. As of September 30, 2011, the Fund has not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2010, and after adjustment for purchases and sales between January 1, 2011 and September 30, 2011, the estimated cost of the Portfolio Funds at September 30, 2011 for federal tax purposes is $22,944,909. The resulting estimated net unrealized appreciation for tax purposes on the Portfolio Funds at September 30, 2011 is $4,350,560, which consists of unrealized appreciation and depreciation of $9,880,699 and $5,530,139 respectively.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2010 the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions). The Fund has reviewed the Fund’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2011, the Fund did not incur any interest or penalties.

H.  Distribution Policy:

Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to Members in accordance with the following order of priority:

(a)	first, 100% to Members pro rata in accordance with their percentage interest in the Fund until aggregate distributions to Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;
(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of Members’ capital contributions; and
(c)	thereafter, 95% to Members pro rata in proportion to their percentage interest in the Fund and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. As of September 30, 2011, the Fund has made Incentive Carried Interest distributions totaling $1,358,655 to the Investment Adviser. Distributions are recorded on the ex-dividend date to Members of record on the record date.

I.  Contribution Policy:

Units are issued when contributions are paid. For the six months ended September 30, 2011 and the year ended March 31, 2011, no additional units were issued.

J.  Restrictions on Transfers:

Limited liability company interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

K.  Fees of the Portfolio Funds:

Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to Fund level expenses shown on the Fund’s Statement of Operations and Incentive Carried Interest, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Portfolio Funds.

L.  Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. Generally, assets and liabilities denominated in non-U.S. dollar currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, distributions, realized gains or losses, income and expenses are translated at the transaction date exchange rates. The Fund currently has one investment in a Portfolio Fund denominated in Euros. The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

M.  Incentive Carried Interest:

The net change in Incentive Carried Interest, defined in Note 3 below, is accrued each quarter and disclosed at each quarter-end. The net change in Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2H above.

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value and payable as of the end of each fiscal quarter. As more fully described in Note 2H above, after Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At September 30, 2011, the accrued and unpaid Incentive Carried Interest was $1,681,807.

USTNA entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the former investment adviser assumed USTNA’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Portfolio Funds including, but not limited to, quarterly portfolio reviews related to the Portfolio Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately one half of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Portfolio Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) as administrator, accounting and investor services agent. In consideration for its services, the Fund (i) pays BNY Mellon a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $36,667 for taxation services and

(iii) reimburses BNY Mellon for out-of-pocket expenses. For the period ended September 30, 2011, the aggregate fees paid to BNY Mellon for all services is $71,598. In addition, BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Board is made up of three Managers who are not “interested persons”, as defined by Section 2(a)(19) of the Investment Company Act, of the Fund (the “Disinterested Managers”). The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Fund invests and with companies in which the Portfolio Funds invest.

Note 4 — Capital Commitments of Fund Members to the Fund

As of September 30, 2011, each Member, including the Managing Member, has contributed 100% of its share of the total $64,015,000 in capital commitments to the Fund.

Note 5 — Capital Commitments

As of September 30, 2011, the Fund had unfunded investment commitments to the Portfolio Funds totaling $3,910,711 as listed.

Portfolio Funds:	Unfunded Commitments
2003 Riverside Capital Appreciation Fund, L.P.	$164,595
Advent Global Private Equity IV - A, L.P.	200,400
Berkshire Fund VI, L.P.	1,116,286
Blue Point Capital Partners, L.P.	455,325
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	79,531
Charlesbank Equity Fund V, L.P.	280,016
Cognetas Fund, L.P. (fka. Electra European Fund, L.P.)(a)	331,600
Lincolnshire Equity Fund III, L.P.	856,582
MatlinPatterson Global Opportunities Partners, L.P.	—
OCM Principal Opportunities Fund II, L.P.	—
Total	$3,910,711

(a)	The Fund’s unfunded commitment to Cognetas Fund, L.P. is €247,703 translated at the September 30, 2011 foreign exchange rate of 1.3387.

Note 6 — Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investments in the Portfolio Funds.

The following Portfolio Funds represent 5% or more of the net assets of the Fund. Thus, the Portfolio Funds’ investment objectives and restrictions on redemptions are disclosed below.

2003 Riverside Capital Appreciation Fund, L.P. represents 7.64% of the net assets of the Fund. The objective of the 2003 Riverside Capital Appreciation Fund, L.P. is to seek long-term capital appreciation through a broad and varied portfolio of controlling private equity investments.

Berkshire Fund VI, L.P. represents 29.19% of the net assets of the Fund. The objective of the Berkshire Fund VI, L.P. is to provide investors with substantial capital appreciation by making investments in a broad range of middle market companies.

Blum Strategic Partners II, L.P. represents 3.50% of the net assets of the Fund. The objective of the Blum Strategic Partners II, L.P. is to provide investors with superior returns by making investments in securities in operating companies.

Catterton Partners V, L.P. represents 8.48% of the net assets of the Fund. The objective of the Catterton Partners V, L.P. is to make investments in private equity and equity-related investments in companies in the consumer industry that exhibit opportunities for growth and capital appreciation.

Charlesbank Equity Fund V, L.P. represents 15.66% of the net assets of the Fund. The objective of the Charlesbank Equity Fund V, L.P. is to generate long-term capital gains for investors through its ability to identify true discounts to intrinsic value, and understand and mitigate risk by actively building value in a company.

Lincolnshire Equity Fund III, L.P. represents 9.01% of the net assets of the Fund. The objective of the Lincolnshire Equity Fund III, L.P. is to achieve attractive long-term capital gains through the acquisition of small to middle-market companies predominantly in the manufacturing and services sectors.

Included within the underlying investment portfolio of these Portfolio Funds are three investments that represent 5% or more of the net assets of the Fund.

NEW Asurion Corporation, a services company, is held in Berkshire Fund VI, L.P. at September 30, 2011 and represents approximately 9.45% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2011 is $3,017,808.

AAH Holdings Corporation, a vertically integrated retail company, is held in Berkshire Fund VI, L.P. at September 30, 2011 and represents approximately 6.08% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2011 is $1,941,602.

Lincolnshire Dalbo Holdings, LLC a water management service company, is held in Lincolnshire Equity Fund III, L.P. at September 30, 2011 and represents approximately 5.30% of the net assets of the Fund. The Fund’ share of fair value of this investment at September 30, 2011 is $1,692,795.

Note 7 — Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its private placement offering memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in the Portfolio Funds, such risks are limited to the Fund’s capital balance in each such Portfolio Fund, which is the current value as included in the Schedule of Investments.

Note 9 — Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of September 30, 2011, through the date these financial statements were issued and has noted the following:

On October 14, 2011 the Fund distributed $3,496,820 or $54.625 per unit to Members of record on September 30, 2011.

Excelsior Buyout Investors, LLC
Supplemental Information

Advisory Agreement Approval

The Advisory Agreement between the Fund and the Investment Adviser, after an initial term of two years, provides that it may be continued in effect from year-to-year thereafter subject to approval by: (i) the Board or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act, of the Fund; provided that, in either event, the continuance must also be approved by the Managers who are not “interested persons,” as defined by the Investment Company Act, of the Fund (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for an additional annual period was approved by the Board, and by the Independent Managers, at a meeting held in person on June 8, 2011. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Investment Adviser.

In determining whether to approve the continuance of the Advisory Agreement, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The Independent Managers reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates, personnel, operations and financial condition. Independent legal counsel reviewed with the Board their duties and responsibilities under state and common law and under the Investment Company Act, with respect to the approval of advisory agreements. Independent legal counsel also discussed in detail the U.S. Supreme Court decision in Jones et al. v. Harris Associates, L.P.

The Board discussed the nature, extent and quality of services rendered to the Fund by the Investment Adviser and the investment performance of the Fund based on the data provided to the Board, including the portfolio reviews considered at each quarterly meeting. The Board determined that in light of the data taken as a whole and the nature and stage of the Fund’s investment program, the investment performance was acceptable.

The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Fund. Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Fund and the methodology used in the analysis. In discussing the Investment Adviser’s profitability, the Board noted that the profitability percentage was within a range it considered to be reasonable, given the services rendered and the Fund’s performance. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act and the Advisory Agreement.

The Board discussed the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of the advisory fee. The Board reviewed and considered any material economies of scale realized by the Fund and how the current advisory fee for the Fund reflects economies of scale for the benefit of the Members of the Fund, noting that as the Fund is a closed-end fund, economies of scale are not a significant factor for the Fund.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser. Specifically, the Board reviewed and considered comparisons of fees charged by investment advisers to fund peers of the Fund, and fees charged by the Investment Adviser or its affiliates with respect to other funds of funds programs. The Board concluded that the Fund’s fees paid to the Investment Adviser were reasonable in light of all the factors considered.

The Board reviewed and considered the qualifications of the portfolio managers to manage the Fund portfolio, including their history managing private equity and buyout fund investments and the background and expertise of the key personnel and amount of time they would be able to devote to the Fund’s affairs. The Board concluded that, in light of the particular requirements of the Fund, it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Fund and its Members to approve the continuance of the Advisory Agreement for an additional annual period.

Excelsior Buyout Investors, LLC
Supplemental Proxy Information

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent 12 month period ended June 30, is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the six months ended September 30, 2011.

The Fund files a complete schedule of portfolio holdings with the SEC within 60 days after the end of the first and third fiscal quarters of each year on Form N-Q. The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund collect at 866-921-7951.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 Excelsior Buyout Investors, LLC

By (Signature and Title)*            /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date  12/07/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date  12/07/11

By (Signature and Title)*            /s/ Steven L. Suss
Steven L. Suss, Chief Financial Officer

Date  12/07/11

* Print the name and title of each signing officer under his or her signature.